Exhibit 10.3
NOTE
(Amended and Restated)

$15,200,000.00        April 11, 2018
FOR VALUE RECEIVED, the undersigned (“Borrower”), hereby promises to pay to Branch Banking and Trust Company or registered assigns (“Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to Borrower under that certain Credit Agreement, dated as of December 29, 2015 (as amended, including by First Amendment dated April 11, 2018, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Borrower, the Lenders from time to time party thereto, and Union Bank & Trust, as Administrative Agent.
Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.
This Note is an amendment and restatement, and not a novation, of the Note dated December 29, 2015 made by the Borrower payable to the Lender in the original principal amount of $10,000,000 (the "Original Note"), and this Note carries forward the indebtedness evidenced by the Original Note. All amounts owing or otherwise due under or pursuant to the Original Note immediately before the effectiveness of this Note are owing and otherwise due pursuant to this Note. All references to the Original Note in any agreement, instrument or document executed or delivered in connection the Original Note shall be deemed to refer to this Note, as it may be amended, restated, supplemented or otherwise modified from time to time.

RGC Midstream, LLC

By: /s/ John S. D'Orazio
Name: John S. D'Orazio
Title: President

By: /s/ Paul W. Nester
Name: Paul W. Nester
Title: Chief Financial Officer

Accepted:

Branch Banking and Trust Company

By: /s/ Ray D. Vaughn
Name: Ray D. Vaughn
Title: Senior Vice President

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________
__________	__________	__________	__________	__________

3